CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Equity Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 28, 2005         /s/ George R. Aylward
     ------------------------   ------------------------------------------------
                                George R. Aylward, Executive Vice President
                                (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Equity Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 28, 2005         /s/ Nancy G. Curtiss
     ------------------------   ------------------------------------------------
                                Nancy G. Curtiss, Treasurer
                                (principal financial officer)